Income Taxes (Detail) (USD $)	Sep. 30, 2013	Sep. 30, 2012
Net operating loss carryforwards	$ 1,332,955	$ 884,891
Research and experimentation credit carryforwards	32,559	32,559
Stock based compensation	115,171	0
Fixed assets	7,492	7,258
Accrued expenses	35,744	10,000
Gross deferred tax assets	1,523,921	934,708
Deferred tax asset valuation allowance	(1,523,921)	(934,708)
Net deferred tax assets	$ 0	$ 0